SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  __________



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 2, 1997


                                SUNAMERICA INC.
              (Exact name of registrant as specified in charter)


       Maryland                     1-4618                 86-0176061
(State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)              File Number)           Identification No.)


       1 SunAmerica Center, Los Angeles, California         90067-6022
         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code (310) 772-6000

ITEM 5. Other Events.

       Exhibits are filed herewith in connection with the issuance by SunAmerica Inc. (the "Company") pursuant to the Company's Registration Statement on Form S-3 (File No. 333-31619) of $100,000,000 principal amount of the Company's 6.75% Notes due October 1, 2007 (the "Notes").


ITEM 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.


                                   EXHIBITS

Exhibit 1.1   -     Underwriting Agreement dated October 2, 1997, among
                    the Company and Smith Barney Inc., Chase Securities
                    Inc., Goldman, Sachs & Co. and J.P. Morgan
                    Securities Inc., relating to the Notes.

Exhibit 4.1   -     Form of Note



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SUNAMERICA INC.

Date: October 7, 1997

                                         By: /s/ Susan L. Harris
                                         -----------------------------
                                                 Susan L. Harris
                                             Senior Vice President and
                                                Secretary